SSGA ACTIVE TRUST

SPDR® DoubleLine® Short Duration Total Return Tactical ETF

(the “Fund”)

Supplement dated January 13, 2017, to the Fund’s Prospectus

dated October 31, 2016

Effective immediately, the second paragraph within the section entitled “The Fund’s Principal Investment Strategy,” beginning on page 9 of the Prospectus, is hereby deleted and replaced with the following:

The Fund may invest up to 20% of the fixed income portion of the portfolio, in the aggregate, in non-agency ABS, which may include privately issued mortgage-backed securities of any rating assigned by Moody’s Investors Service, Inc. (“Moody’s”) or by Standard & Poor’s Rating Service (“S&P”) or assigned by any other nationally recognized statistical rating organization (“NRSRO”) or in unrated securities that are determined by the Sub-Adviser to be of comparable quality. The Fund intends to invest at least 25% of its net assets in mortgage-backed securities of any maturity or type guaranteed by, or secured by collateral that is guaranteed by, the U.S. government, its agencies, instrumentalities or sponsored corporations. The Fund may invest a substantial portion of its assets in U.S. agency mortgage pass-through securities. The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. Government-sponsored enterprises: Ginnie Mae, Fannie Mae or Freddie Mac. The Fund may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA Transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Transactions in mortgage pass-through securities may occur through the use of TBA Transactions. TBA Transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA Transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined prior to settlement date.

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